Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of June 28, 2019, by and among DEAN FOODS COMPANY, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, each of the various financial institutions which is a signatory hereto, as a Lender, and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, in its capacity as administrative agent (in such capacity, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the financial institutions signatory thereto as “Lenders”, and Administrative Agent are parties to that certain Credit Agreement dated as of February 22, 2019 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that certain terms and conditions of the Credit Agreement be amended as more specifically set forth herein; and

WHEREAS, subject to the terms and conditions hereof, Administrative Agent and the Lenders party hereto have agreed to the requested amendments.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

1.                                      Amendments to Credit Agreement.

(a)                                 Section 1.01 of the Credit Agreement, Defined Terms, is hereby modified and amended by deleting the definitions of “Borrowing Base”, “Covenant Trigger Event” and “Mortgaged Property” set forth therein in their entirety and inserting in lieu thereof, respectively, the following:

““Borrowing Base” means (a) from the Effective Date through the Initial PP&E Conditions Completion Date, the amount of $175,000,000, and (b) on the first Business Day after the Initial PP&E Conditions Completion Date and at any time thereafter, 65% of the Appraised Value of all Eligible Property, as determined based on the Borrowing Base Certificate then most recently delivered pursuant to Section 5.01(f).  For the avoidance of doubt, the Borrower shall be permitted from time to time, in its sole discretion, to increase the amount of the Borrowing Base by including additional property which satisfies the requirements with respect to Eligible Property and delivering a Borrowing Base Certificate with respect to such additional property in accordance with Section

5.01(f).

“Covenant Trigger Event” means the last day of any fiscal quarter or the date of any Borrowing on which the Liquidity is less than (a) from the Effective Date through the Initial PP&E Conditions Completion Date, $100,000,000, and (b) on the Business Day following the Initial PP&E Conditions Completion Date and at any time thereafter, an amount equal to the lesser of 50% of the Borrowing Base on such date or 50% of the Aggregate Commitment on such date, in each case after giving effect to the Borrowing in respect of which Liquidity is being calculated, if applicable.

“Mortgaged Property” means, initially, each parcel of owned real property and the improvements thereto identified to be mortgaged on Schedule 5.11 (as such Schedule may be updated from time to time prior to the PP&E Conditions Completion Date to add or remove or correct parcel identification numbers or other information relating to any plant location listed thereon as agreed to by the Borrower and the Administrative Agent), and includes each other parcel of owned real property and improvements thereto with respect to which a Mortgage is granted (or is required to be granted) pursuant to Section 5.10.”

(b)                                 Section 1.01 of the Credit Agreement, Defined Terms, is hereby further modified and amended by adding the following new defined term thereto in appropriate alphabetical order:

““Initial PP&E Conditions Completion Date” means June 28, 2019.”

(c)                                  Section 2.21 of the Credit Agreement, Defaulting Lenders, is hereby modified and amended by deleting subclause (i) of clause (a) of such section in its entirety and inserting in lieu thereof the following:

“(i)                               Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders, Super-Majority Required Lenders and Section 9.02(b).”

(d)                                 Section 5.01 of the Credit Agreement, Financial Statements and Other Information, is hereby modified and amended by deleting clause (f) of such section in its entirety and inserting in lieu thereof the following:

“(f)                             on (i) the Initial PP&E Conditions Completion Date, (ii) a date within 5 Business Days after each date on which any Asset Sale or Recovery Event occurs with respect to any Eligible Property with a value (as determined by reference to the Borrowing Base

Certificate delivered by the Borrower on the Initial PP&E Conditions Completion Date or to the Borrowing Base Certificate delivered by the Borrower pursuant to clause (iv) below, as applicable) in excess of $10,000,000 in the aggregate for all such events since the last Borrowing Base Certificate was delivered, (iii) a date within 5 Business Days after each date on which any equipment or real property with a value (as determined by reference to the Borrowing Base Certificate delivered by the Borrower on the Initial PP&E Conditions Completion Date or to the Borrowing Base Certificate delivered by the Borrower pursuant to clause (iv) below, as applicable) in excess of $10,000,000 in the aggregate for all such equipment and real property since the last Borrowing Base Certificate was delivered that is used in calculating the Borrowing Base no longer qualifies as Eligible Equipment or Eligible Real Property, respectively, and (iv) each date on which the Borrower elects to include any additional property in the calculation of the Borrowing Base and satisfies the requirements with respect to Eligible Property (each such date, a “Report Date”), a Borrowing Base Certificate prepared as of the applicable Report Date, including a reasonably detailed calculation of the Borrowing Base as of such Report Date, and solely in the case of clause (iv) above, together with copies of the Appraisals for all additional Eligible Property included in the calculation of the Borrowing Base;”

(e)                                  Section 5.11 of the Credit Agreement, Mortgaged Property, is hereby modified and amended by deleting subclause (iii) of clause (a) of such section in its entirety and inserting in lieu thereof the following:

“(iii)                         (1) solely with respect to the real property included in the calculation of  the Borrowing Base (including any real property included in the calculation of the Borrowing Base after the Initial PP&E Conditions Completion Date), one or more mortgagee policies of title insurance in the form of and issued by one or more title companies reasonably satisfactory to the Administrative Agent (the “Title Companies”), insuring the validity and first-priority of the Liens created under each Mortgage for and in amounts and containing such endorsements and affirmative coverage reasonably satisfactory to the Administrative Agent, subject only to Permitted Encumbrances, and (2) with respect to all other real property identified on Schedule 5.11, title searches conducted by a Title Company, which shall reveal no Liens or other issues of title other than Permitted Encumbrances, and in each case, to the extent necessary or advisable under applicable law, for filing in the appropriate county land office, UCC financing statements covering fixtures, in each case appropriately completed and, appropriate, duly executed;”

(f)                                   Article IX of the Credit Agreement, Miscellaneous, is hereby modified and amended by inserting the following new Section 9.22 immediately after Section 9.21 thereof:

“SECTION 9.22        Acknowledgement Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)                                 in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.  In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)                                 As used in this Section 9.22, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)                                     a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)                                  a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)                               a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

(g)                                  The Credit Agreement is hereby further modified and amended by deleting Schedule 5.11 thereto, Mortgaged Property, in its entirety, and inserting in lieu thereof Schedule 5.11 attached hereto.

2.                                      No Other Amendments.  Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Borrower acknowledges and expressly agrees that Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.

3.                                      Representations and Warranties.  In consideration of the execution and delivery of this Amendment by Administrative Agent and the Lenders party hereto, each Loan Party hereby represents and warrants in favor of Administrative Agent and the Lenders as follows:

(a)                                 The execution, delivery and performance by each Loan Party of this Amendment (i) are all within such Loan Party’s corporate, limited liability company or similar powers, (ii) have been duly authorized by all necessary action (corporate, limited liability company or otherwise), (iii) will not contravene the terms of any Loan Party’s Organization Documents, (iv) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for such as have been obtained or made and are in full force and effect and filings necessary to perfect Liens created pursuant to the Loan Documents and public filings required by applicable securities laws with respect to this Amendment, (v) will not violate any material Law applicable to any Loan Party or any Restricted Subsidiary or the Organizational Documents of any Loan Party, (vi) except as could not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Restricted Subsidiary or their respective assets (except those as to which waivers or consents have been obtained), and (vii) except for the Liens created pursuant to the Loan Documents, will not result in the creation or imposition of any Lien on any asset of any Loan Party or any Restricted Subsidiary;

(b)                                 This Amendment has been duly executed and delivered by each Loan Party, and constitutes the legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law;

(c)                                  The representations and warranties made by or with respect to the Loan Parties, or any of them, under the Credit Agreement and the other Loan Documents, are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof, both before and immediately after giving effect to this Amendment, except to the extent that such representation and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date; and

(d)                                 Immediately after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

4.                                      Effectiveness.  This Amendment shall become effective as of the date set forth above upon Administrative Agent’s receipt of each of the following, in form and substance satisfactory to Administrative Agent:

(a)                                 this Amendment duly executed by the Borrower, the Subsidiary Guarantors, Administrative Agent, and the Super-Majority Required Lenders; and

(b)                                 all other certificates, reports, statements, instruments or other documents as Administrative Agent may have reasonably requested prior to the effectiveness of this Amendment.

5.                                      Costs and Expenses.  The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto).

6.                                      Affirmation of Loan Documents.  Each Loan Party hereby acknowledges that as of the date hereof, the security interests and liens granted to Administrative Agent and the Lenders under the Loan Documents are in full force and effect and are enforceable in accordance with the terms of the applicable Loan Documents, and will continue to secure the Obligations. Additionally, by executing this Amendment, each Subsidiary Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under the Subsidiary Guaranty and all other Loan Documents to which such Subsidiary Guarantor is a party remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under such Subsidiary Guaranty and all other Loan Documents.

7.                                      Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

8.                                      Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

9.                                      Governing Law.  This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the Law of the State of New York.

10.                               Final Agreement.  This Amendment represents the final agreement between the Borrower, the Subsidiary Guarantors, Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

11.                               Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes under the Credit Agreement.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWER:	DEAN FOODS COMPANY

	By:	/s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Vice President, Deputy General Counsel

FIRST AMENDMENT TO CREDIT AGREEMENT

SUBSIDIARY GUARANTORS:		ALTA-DENA CERTIFIED DAIRY, LLC
BERKELEY FARMS, LLC
COUNTRY FRESH, LLC
DEAN DAIRY HOLDINGS, LLC
DEAN EAST II, LLC
DEAN EAST, LLC
DEAN FOODS NORTH CENTRAL, LLC
DEAN FOODS OF WISCONSIN, LLC
DEAN HOLDING COMPANY
DEAN INTELLECTUAL PROPERTY SERVICES II, INC.
DEAN MANAGEMENT, LLC
DEAN SERVICES, LLC
DEAN TRANSPORTATION, INC.
DEAN WEST II, LLC
DEAN WEST, LLC
DFC VENTURES, LLC
DGI VENTURES, INC.
FRESH DAIRY DELIVERY, LLC
FRIENDLY’S ICE CREAM HOLDINGS CORP.
FRIENDLY’S MANUFACTURING AND RETAIL, LLC
GARELICK FARMS, LLC
MAYFIELD DAIRY FARMS, LLC
MIDWEST ICE CREAM COMPANY, LLC
MODEL DAIRY, LLC
REITER DAIRY, LLC
SAMPSON VENTURES, LLC
SHENANDOAH’S PRIDE, LLC
SOUTHERN FOODS GROUP, LLC
STEVE’S ICE CREAM, LLC
SUIZA DAIRY GROUP, LLC
TUSCAN/LEHIGH DAIRIES, INC.
UNCLE MATT’S ORGANIC, INC.
VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC

	By:	/s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Vice President, Deputy General Counsel

FIRST AMENDMENT TO CREDIT AGREEMENT

DIPS LIMITED PARTNER II

By:	Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name: Alan R. Halpern
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT, LENDERS AND VOTING PARTICIPANTS:	COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and a Lender

	By:	/s/ Eric Hurshman
Name: Eric Hurshman
Title: Managing Director

	By:	/s/ Eric J. Rogowski
Name: Eric J. Rogowski
Title: Executive Director

FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ R. Ruining Nguyen
Name: R. Ruining Nguyen
Title: SVP

FIRST AMENDMENT TO CREDIT AGREEMENT

ING CAPITAL LLC, as a Lender

By:	/s/ Dan Lamprecht
Name: Dan Lamprecht
Title: Managing Director

By:	/s/ Pamela Beal
Name: Pamela Beal
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Andre D. Bonakdar
Name: Andre D. Bonakdar
Title: Managing Director

FIRST AMENDMENT TO CREDIT AGREEMENT

COBANK, ACB, as a Lender

By:	/s/ Robert Prickett
Name: Robert Prickett
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Eric Born
Name: Eric Born
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

AMERICAN AGCREDIT, FLCA, as a Voting Participant

By:	/s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

COMPEER FINANCIAL, FLCA, as a Voting Participant

By:	/s/ Lee Fuchs
Name: Lee Fuchs
Title: Director, Capital Markets

FIRST AMENDMENT TO CREDIT AGREEMENT

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ Isaac E. Bennett
Name: Isaac E. Bennett
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Jeff Pavlik
Name: Jeff Pavlik
Title: Managing Director

FIRST AMENDMENT TO CREDIT AGREEMENT

NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Casey Kinzer
Name: Casey Kinzer
Title: V.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

Schedule 5.11 — Mortgaged Property

Property Name	Legal Address	City	County	State	Parcel Number	Owner
Birmingham — Barber Dairy	36 Barber CT	Birmingham	Jefferson	AL	29-22-1-015-001.000	Dean Dairy Holdings, LLC
Birmingham — Barber Dairy	36 Barber Ct.	Birmingham	Jefferson	AL	29-22-2-000-007.000	Dean Dairy Holdings, LLC
Mayfield — Birmingham, AL Ice Cream Plant	126 Barber Ct	Homewood	Jefferson	AL	29-22-1-015-001.00	Mayfield Dairy Farms, LLC
Berkeley Farms — Hayward, CA Milk Plant	25500 Clawiter Road	Hayward	Alameda	CA	439-80-3-14	Berkeley Farms, LLC
Berkeley Farms — Hayward, CA Milk Plant	25500 Clawiter Road	Hayward	Alameda	CA	439-80-1	Berkeley Farms, LLC
Heartland — City of Industry Plant	17851 East Railroad Street	City of Industry	Los Angeles	CA	8264-010-046	Alta-Dena Certified Dairy, LLC
Alta Dena — City of Industry Plant	17637 East Valley Boulevard	City of Industry	Los Angeles	CA	8729-001-016	Alta-Dena Certified Dairies LLC
Meadow Gold — Englewood - Englewood Plant	1325 W. Oxford Ave.	Englewood	Arapahoe	CO	20770 4400062 (PIN 033512529)	Southern Food Group, LLC
Meadow Gold - Greeley	450 25th St.	Greeley	Weld	CO	Parcel 096117407003 (Account R3567386)	Southern Foods Group, LLC
McArthur — Miami Plant	6851 NE 2 AVE	Miami	Miami-Dade	FL	132180 200010	Dean Dairy Holdings, LLC
McArthur — Miami Plant	6851 NE 2 AVE	Miami	Miami-Dade	FL	132180 130011	Dean Dairy Holdings, LLC
McArthur — Miami Plant	6851 NE 2 AVE	Miami	Miami-Dade	FL	132180 130022	Dean Dairy Holdings, LLC
McArthur — Miami Plant	6851 NE 2 AVE	Miami	Miami-Dade	FL	132070 000430	Dean Dairy Holdings, LLC
McArthur — Miami Plant	6851 NE 2 AVE	Miami	Miami-Dade	FL	01-3218-015-0010	Dean Dairy Holdings, LLC
McArthur — Miami Plant	6851 NE 2 AVE	Miami	Miami-Dade	FL	01-3218-013-0002	Dean Dairy Holdings, LLC
T.G. Lee — Orlando Plant	315 N Bumby Ave.	Orlando	Orange	FL	30-22-30-8515-00010	Dean Dairy Holdings, LLC

Property Name	Legal Address	City	County	State	Parcel Number	Owner
T.G. Lee — Orlando Plant	315 N Bumby Ave.	Orlando	Orange	FL	30-22-30-8517-00010	Dean Dairy Holdings, LLC
Orange City — T.G. Lee Dairy	1665 SR 472	Deland	Volusia	FL	Altkey 2319526 (Parcel ID 800100000060)	Dean Dairy Holdings, LLC
Orange City — T.G. Lee Dairy	1675 SR 472, Orange City	Deland	Volusia	FL	Altkey2320036 (Parcel ID 800101080010)	Dean Dairy Holdings, LLC
Meadow Gold - Hawaii — Honolulu Plant	1302 Elm St.	Honolulu	Honolulu	HI	230130120000	Southern Foods Group, LLC
Meadow Gold Dairies	1322 W. Bannock St.	Boise	Ada	ID	R1013007860	Southern Foods Group, LLC
Pet O’Fallon — Plant	E Washington Street	O’Fallon	St. Clair	IL	04-29.0-130-001	Suiza Dairy Group, LLC
Pet O’Fallon — Plant	E State Street	O’Fallon	St. Clair	IL	04-29.0-130-004	Suiza Dairy Group, LLC
Pet O’Fallon — Plant	601 E Adams St	O’Fallon	St. Clair	IL	04-29.0-126-007	Suiza Dairy Group, LLC
Pet O’Fallon — Plant	E State Street	O’Fallon	St. Clair	IL	04-29.0-130-007	Suiza Dairy Group, LLC
Pet O’Fallon — Plant	Lee Dr	O’Fallon	St. Clair	IL	04-29.0-203-029	Suiza Dairy Group, LLC
Pet O’Fallon — Plant	605 E State	O’Fallon	St. Clair	IL	04-29.0-303-010	Suiza Dairy Group, LLC
Pet O’Fallon — Plant	E State Street	O’Fallon	St. Clair	IL	04-29.0-400-025	Suiza Dairy Group, LLC
Dean Foods of Decatur — Plant	400 S. Chambers	Decatur	Adams	IN	01-05-04-300-005.000-022	Suiza Dairy Group, LLC
Dean Foods of Decatur — Plant	400 S. Chambers	Decatur	Adams	IN	01-05-04-300-002.000-021	Suiza Dairy Group, LLC
Dean Foods of Decatur — Plant	N. 100 W.	Decatur	Adams	IN	01-05-04-300-007.000-022	Suiza Dairy Group, LLC
Schenkel’s Dairy — Huntington Plant	1019 Flaxmill Rd	Huntington	Huntington	IN	35-05-16-200-536.700-005 and 35-05-16-200-535.800-005	Suiza Dairy Group, LLC
Jilbert Dairy - Marquette	107 Meeske Avenue	Marquette	Marquette	MI	52-52-005-132-60	Country Fresh, LLC

Property Name	Legal Address	City	County	State	Parcel Number	Owner
Jilbert Dairy — Marquette	198 Meeske Avenue	Marquette	Marquette	MI	52-52-005-135-10 (APN was not available on county map, flood certificate ordered using street address)	Country Fresh, LLC
Jilbert Dairy — Marquette	200 Meeske Avenue	Marquette	Marquette	MI	52-52-005-135-30 (APN was not available on county map, flood certificate ordered using street address)	Country Fresh, LLC
Dean Foods North Central (DFNCI) — Woodbury Plant	1930 Wooddale Drive	Woodbury	Washington	MN	07.028.21.43.0014 18.028.21.13.0010	Dean Foods North Central, LLC
Meadow Gold — GF	301 3rd Ave. S.	Great Falls	Cascade	MT	224100	Southern Foods Group, LLC
Meadow Gold — GF	300 3 St. S.	Great Falls	Cascade	MT	224950	Southern Foods Group, LLC
Meadow Gold — GF	—	Great Falls	Cascade	MT	223800	Southern Foods Group, LLC
Meadow Gold — Billings	101 Broadway St. Bldg.	Billings	Yellowstone	MT	000A009390	Southern Foods Group, LLC
Meadow Gold — Billings	101 Broadway St. Bldg.	Billings	Yellowstone	MT	000A009360	Southern Foods Group, LLC
Dairy Fresh — Winston-Salem Plant	2237 Patterson Ave. N	Winston-Salem	Forsyth	NC	683634 207900	Suiza Dairy Group, LLC
Dairy Fresh — Winston-Salem Plant	2221 Patterson Avenue N	Winston-Salem	Forsyth	NC	683634 507600	Suiza Dairy Group, LLC
Dairy Fresh	1350 West Fairfield Road	High Point	Guilford	NC	178652 (PIN #7709-02-7076)	Suiza Dairy Group, LLC
Dean Foods	1120 E Front Ave	Bismarck	Burleigh	ND	0005-000-800	Dean Foods North Central, LLC

Property Name	Legal Address	City	County	State	Parcel Number	Owner
Dean Foods	1207 E Main Ave	Bismarck	Burleigh	ND	0010-000-001	Dean Foods North Central, LLC
Dean Foods	1216 E Front Ave	Bismarck	Burleigh	ND	0010-000-050	Dean Foods North Central, LLC
Garelick Farms — NJ Plant	117 Cumberland Boulevard	Florence	Burlington	NJ	15-00162-0000-0002 (Lot 1.01 and Lot 4.02, of Block 162)	Garelick Farms, LLC
Creamland Dairy	1800 2nd St NW	Albuquerque	Bernalillo	NM	1-014-058-355-530-12802	Dean Dairy Holdings, LLC
Creamland Dairy	1911 2nd St NW	Albuquerque	Bernalillo	NM	1-014-059-289-045- 40902	Dean Dairy Holdings, LLC
Creamland Dairy	1911 2nd St NW	Albuquerque	Bernalillo	NM	1-014-059-294-044- 40903	Dean Dairy Holdings, LLC
Creamland Dairy	1801 2nd St NW	Albuquerque	Bernalillo	NM	1-014-059-315-009-40203	Dean Dairy Holdings, LLC
Creamland Dairy	1911 2nd St NW	Albuquerque	Bernalillo	NM	1-014-059-321-050-41001	Dean Dairy Holdings, LLC
Creamland Dairy	1700 2nd St NW	Albuquerque	Bernalillo	NM	1-014-058-353-508-12903	Dean Dairy Holdings, LLC
Creamland Dairy	301 Haines AV NW	Albuquerque	Bernalillo	NM	1-014-059-299-043-40904	Dean Dairy Holdings, LLC
Model Dairy — Reno	500 Gould St	Reno	Washoe	NV	012-171-19	Model Dairy, LLC
Model Dairy — Reno	500 Gould St	Reno	Washoe	NV	012-165-01	Model Dairy, LLC
Model Dairy — Reno	500 Gould St	Reno	Washoe	NV	012-171-18	Model Dairy, LLC
Model Dairy — Reno	500 Gould St	Reno	Washoe	NV	012-171-02	Model Dairy, LLC
Model Dairy — Reno	500 Gould St	Reno	Washoe	NV	012-171-12	Model Dairy, LLC
Model Dairy — Reno	500 Gould St	Reno	Washoe	NV	012-171-13	Model Dairy, LLC
Model Dairy — Reno	500 Gould St	Reno	Washoe	NV	012-171-14	Model Dairy, LLC
Model Dairy — Reno	500 Gould St	Reno	Washoe	NV	012-171-15	Model Dairy, LLC
Model Dairy — Reno	500 Gould St	Reno	Washoe	NV	012-171-16	Model Dairy, LLC

Property Name	Legal Address	City	County	State	Parcel Number	Owner
Meadow Gold — Las Vegas Plant	6350 E Centennial Pkwy.	North Las Vegas	Clark	NV	123-22-801-019	Southern Foods Group, LLC
Garelick Farms NY — Plant	504 3rd Avenue Ext.	Rensselaer	Rensselaer	NY	382400 Section 144 Block 4 Lot 59-1	Garelick Farms, LLC
Reiter Dairy — Springfield Plant	1961 Commerce Circle	Springfield	Clark	OH	340060001120400 1	Reiter Dairy, LLC
Reiter Dairy — Springfield Plant	1941 Commerce Circle	Springfield	Clark	OH	340060001120300 6	Reiter Dairy, LLC
Reiter Dairy — Springfield Plant	Commerce Road	Springfield	Clark	OH	340060001120300 5	Reiter Dairy, LLC
Reiter Dairy — Springfield Plant	1941 Commerce Rd	Springfield	Clark	OH	340060001120300 7	Reiter Dairy, LLC
Reiter Dairy — Springfield Plant	1980 Commerce Cir	Springfield	Clark	OH	340060001120300 4	Reiter Dairy, LLC
Reiter Dairy — Springfield Plant	1940 Commerce Rd	Springfield	Clark	OH	340060001120105 8	Reiter Dairy, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4143 Fitch Rd	Toledo	Lucas	OH	09-08954	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4129 Fitch Rd	Toledo	Lucas	OH	09-08967	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4127 Fitch Rd	Toledo	Lucas	OH	09-08981	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4123 Fitch Rd	Toledo	Lucas	OH	09-08987	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4111 Fitch Rd	Toledo	Lucas	OH	09-08994	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4101 Fitch Rd	Toledo	Lucas	OH	09-09001	Suiza Dairy Group, LLC

Property Name	Legal Address	City	County	State	Parcel Number	Owner
Land-O-Sun/Frostbite Mfg Plant — Toledo	4063 Fitch Rd	Toledo	Lucas	OH	09-09007	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4053 Fitch Rd	Toledo	Lucas	OH	09-09017	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4124 Fitch Rd	Toledo	Lucas	OH	09-09131	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4116 Fitch Rd	Toledo	Lucas	OH	09-09137	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4118 Fitch Rd	Toledo	Lucas	OH	09-09141	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4110 Fitch Rd	Toledo	Lucas	OH	09-09144	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4102 Fitch Rd	Toledo	Lucas	OH	09-09147	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4060 Fitch Rd	Toledo	Lucas	OH	09-09161	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4054 Fitch Rd	Toledo	Lucas	OH	09-09154	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4052 Fitch Rd	Toledo	Lucas	OH	09-09157	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4048 Fitch Rd	Toledo	Lucas	OH	09-09181	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4046 Fitch Rd	Toledo	Lucas	OH	09-09174	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4035 Upton Ave	Toledo	Lucas	OH	09-09281	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4043 Upton Ave	Toledo	Lucas	OH	09-09291	Suiza Dairy Group, LLC
Land-O-Sun/Frostbite Mfg Plant — Toledo	4063 Fitch Rd	Toledo	Lucas	OH	18-24681	Suiza Dairy Group, LLC
Broughton	1701 Greene Street	Marietta	Washington	OH	24003127600 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24003128400 0	Suiza Dairy Group, LLC

Property Name	Legal Address	City	County	State	Parcel Number	Owner
Broughton	—	Marietta	Washington	OH	24008459900 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24003427200 1	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24007336000 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24003427600 1	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24004084400 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24004084300 1	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24004084500 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24003430400 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24003426000 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24003128000 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24001488800 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24008503200 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24008501700 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24008501700 1	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24008503100 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24007699200 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24007575600 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24008503100 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24007699200 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24007575600 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24008080400 0 (flood certificate was ordered for APN 240084404000 due to misnumbering of parcel on county map)	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24008439600 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24008440800 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24008569000 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24003127200 0	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24003128800 0	Suiza Dairy Group, LLC

Property Name	Legal Address	City	County	State	Parcel Number	Owner
Broughton	—	Marietta	Washington	OH	24-0084404.000	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24-0084400.000	Suiza Dairy Group, LLC
Broughton	—	Marietta	Washington	OH	24-0084599.001	Suiza Dairy Group, LLC
Dean Dairy — Sharpsville Plant	1858 Oneida Lane	Sharpsville	Mercer	PA	28 118 089	Dean Dairy Holdings, LLC
Dean Dairy — Sharpsville Plant	Seneca Road	Sharpsville	Mercer	PA	28 119 005 001	Dean Dairy Holdings, LLC
Lehigh Dairies — Lansdale Plant	880 Allentown Rd	Lansdale	Montgomery	PA	56-00-00127-00-6	Tuscan/Lehigh Dairies, Inc.
Schuylkill Haven — Lehigh Dairy	110 Manheim Rd @ Sunnyside Dr	Schuylkill Haven	Schuylkill	PA	18-06-0080.001	Tuscan/Lehigh Dairies, Inc.
Land-O-Sun/PET — Mfg Plant — Spartanburg	1291 New Cut Road	—	Spartanburg	SC	6-12-00-100.00	Suiza Dairy Group, LLC
Land-O-Sun/PET — Mfg Plant — Spartanburg	1291 New Cut Road	—	Spartanburg	SC	6-12-00-101.00	Suiza Dairy Group, LLC
Land-O’Lakes — Sioux Falls	1200 West Russell Street	Sioux Falls	Minnehaha	SD	24608	Dean Foods North Central, LLC
Land-O’Lakes — Sioux Falls	1200 West Russell Street	Sioux Falls	Minnehaha	SD	24651	Dean Foods North Central, LLC
Land-O’Lakes — Sioux Falls	1200 West Russell Street	Sioux Falls	Minnehaha	SD	24686	Dean Foods North Central, LLC
Land-O’Lakes — Sioux Falls	1200 West Russell Street	Sioux Falls	Minnehaha	SD	24690	Dean Foods North Central, LLC
Purity — Plant	360 Murfreesboro Pike	Nashville	Davidson	TN	106 01 0 167.00	Dean Dairy Holdings, LLC

Property Name	Legal Address	City	County	State	Parcel Number	Owner
Purity — Plant	360 Murfreesboro Pike	Nashville	Davidson	TN	105 04 0 397.00	Dean Dairy Holdings, LLC
Country Delite - Nashville	1401 Church St.	Nashville	Davidson	TN	9309004200	Dean Dairy Holdings, LLC
Country Delite - Nashville	225 14th Ave N	Nashville	Davidson	TN	9208035300	Dean Dairy Holdings, LLC
Country Delite - Nashville	221 14th Ave N	Nashville	Davidson	TN	9208035500	Dean Dairy Holdings, LLC
Country Delite - Nashville	219 14th Ave N	Nashville	Davidson	TN	9212052000	Dean Dairy Holdings, LLC
Country Delite - Nashville	132 15th Ave N	Nashville	Davidson	TN	9309003900	Dean Dairy Holdings, LLC
Country Delite - Nashville	112 15th Ave N	Nashville	Davidson	TN	9309003300	Dean Dairy Holdings, LLC
Southwest Ice Cream	1220 N. Tennessee St.	McKinney	Collin	TX	Tax Account R-4194-00A-0010-1 (Short ID 2087115)	Southern Foods Group, LLC
Schepp’s Dairy — Dallas Plant	3114 S. Haskell Ave.	Dallas	Dallas	TX	002656010A01C0000	Southern Foods Group, LLC
Schepp’s Dairy — Dallas Plant	3114 S. Haskell Ave.	Dallas	Dallas	TX	00000224212000000	Southern Foods Group, LLC
Schepp’s Dairy — Dallas Plant	3114 S. Haskell Ave.	Dallas	Dallas	TX	00000224320000000	Southern Foods Group, LLC
Prices Creameries	0 N. Piedras St.	El Paso	El Paso	TX	E01499906408100	Dean Dairy Holdings, LLC
Prices Creameries	510 N. Piedras St.	El Paso	El Paso	TX	E01499906408600	Dean Dairy Holdings, LLC
Prices Creameries	600 Piedras St. N	El Paso	El Paso	TX	E01499906500100	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906404100	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906404600	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906405100	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906405600	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906406100	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906406600	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906407100	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906407600	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906502100	Dean Dairy Holdings, LLC

Property Name	Legal Address	City	County	State	Parcel Number	Owner
Prices Creameries	—	El Paso	El Paso	TX	E01499906502600	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906503100	Dean Dairy Holdings, LLC
Prices Creameries	—	El Paso	El Paso	TX	E01499906600100	Dean Dairy Holdings, LLC
Oak Farms - Houston Plant	3417 Leeland St.	Houston	Harris	TX	41031 0180009 (APN was not available on county map so flood certificate was ordered for street address)	Southern Foods Group, LLC
Oak Farms - Houston Plant	3430 Leeland St. (Main Office)	Houston	Harris	TX	12425 40010001	Southern Foods Group, LLC
Oak Farms - Houston Plant	3417 Leeland Street	Houston	Harris	TX	13302 00010001	Southern Foods Group, LLC
Oak Farms - Houston Plant	0 Leeland St.	Houston	Harris	TX	133644 0010001	Southern Foods Group, LLC
Oak Farms - Houston Plant	1609 Velasco St	Houston	Harris	TX	041031 0180006	Southern Foods Group, LLC
Gandy’s — Plant	201 University Ave	Lubbock	Lubbock	TX	R142357	Dean Dairy Holdings, LLC
Gandy’s — Plant	201 University Ave.	Lubbock	Lubbock	TX	R170029	Dean Dairy Holdings, LLC
Meadow Gold — Salt Lake City Plant	3756 W 1820 S	Salt Lake	Salt Lake	UT	151730000 30000	Southern Foods Group, LLC
Meadow Gold — Salt Lake City Plant	3730 W 1820 S	Salt Lake	Salt Lake	UT	151730000 40000	Southern Foods Group, LLC
Saint George Ice Cream Plant	1310 E Commerce Dr.	St. George	Washington	UT	Parcel SG-5-3-20-141-ED2 (Account 671282)	Southern Foods Group, LLC
Depere Plant	3399 South Ridge Road	Ashwaubenon	Brown	WI	VA-443-6	Dean Foods of Wisconsin, LLC